UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2021
   _____________________
Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 26, 2021, Air Transport Services Group, Inc. (the “Company”) held its Annual Stockholders' Meeting (the “Annual Meeting”). At the close of business on March 29, 2021, the voting record date, there were 60,641,436 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 53,193,157, or 88%, of the outstanding shares of common stock entitled to vote were represented by proxy or in person.
(i) Directors elected at the Annual Meeting for a one-year term to expire at the 2022 Annual Meeting of Stockholders:

	Number of Votes Cast:
	For	Against	Abstain	Broker Non-Votes
Richard M. Baudouin	49,467,177	370,272	13,281	3,342,427
Phyllis J. Campbell	49,769,304	42,076	39,350	3,342,427
Richard F. Corrado	49,346,148	493,485	11,097	3,342,427
Joseph C. Hete	48,742,125	1,100,993	7,612	3,342,427
Raymond E. Johns, Jr.	49,390,721	444,172	15,837	3,342,427
Laura J. Peterson	49,520,305	291,902	38,523	3,342,427
Randy D. Rademacher	49,196,779	640,466	13,485	3,342,427
J. Christopher Teets	49,134,288	702,938	13,504	3,342,427
Jeffrey J. Vorholt	49,185,824	651,512	13,394	3,342,427
Paul S. Williams	45,668,171	4,143,066	39,493	3,342,427

(ii) Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2021:

Number of Votes Cast:
For	Against	Abstain
51,685,459	1,499,921	7,777

(iii) Approval, on an advisory basis, of the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the Company's 2021 Annual Meeting of Stockholders:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
18,641,734	770,947	438,049	3,342,427

(iv) A stockholder proposal related to the right to act by written consent:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
18,268,423	31,452,989	129,318	3,342,427

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 28, 2021